UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                     FORM 8-K


Pursuant to Section 13 of 15(d)of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 6, 2002


Federal Security Protection Services, Inc.
 (Exact name of Registrant as specified in its charter)


        Delaware			 	 000-28335		  	  84-1080043
(State or other jurisdiction	 		(Commission		      (IRS Employer
 of incorporation)				 File Number)		  Identification Number


400 Poydras Street, New Orleans, LA             70130
(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code: (866) 932-2628



(Former name or former address, if changed since last report)

1616 Warren Avenue, Suite 34, PO Box 3171, Cheyenne, Wyoming     82003
(Former Address of principal executive offices)	               (Zip Code)

 Item 1.	Changes in Control of Registrant

(a) The following persons controlled Registrant prior to September 6, 2002,
the effective date of the Merger Agreement with Iris Broadband, Inc.   Total
Common Stock outstanding prior to the effective date of the merger was 6,065,209 shares. Total voting rights of Preferred Stock was 700,000.
Grand total voting rights prior to the effective date of the merger was 6,765,209.

Table 1.  Control of Registrant Prior to September 6, 2002

			Number of Shares    Number of Voting Rights 	     Percentage of then
Name			Of Common Stock	    of Series A Preferred Stock (3)  Total Voting Rights
Dennis Schlagel		1,620,000 (1)		250,000				     27.6%
(Director)

Blair J. Merriam	1,869,000 (2)		250,000				     31.3%
(Director)

Daniel W. Thornton	  212,500		none			              3.1%
(Director and Secretary)

William Livingston	   50,000		none				       .7%
(Director)

Total Percentage of then
  Total Voting Rights								     62.7%
(1) Includes 600,000 shares of common stock issued to Latin Foods, Inc., and
650,000 shares of common stock issued to Web Consultants, Inc., companies wholly owned by Mr. Schlagel. Does not include 1,500,000 shares of common stock which Mr. Schlagel may acquire should he exercise certain options granted to him, covering said number of shares.  Does not include 280,000 shares of common stock which may be acquired by Latin Foods, Inc., should
Latin Foods, Inc. exercise the options held by it.

(2) Does not include 1,340,000 shares of common stock which Mr. Merriam may acquire should he exercise certain options granted to him covering said number of shares. Does not include 180,000 shares of common stock which may be acquired by Beltropic Inc., a company wholly owned by Mr. Merriam, should Beltropic, Inc. exercise the options held by it.

(3) There are 70,000 shares of Series A Preferred Stock outstanding. One Preferred Series A share converts to 100 shares of common stock, however these shares are then reverse split 10 for 1, per the reverse split of common stock approved by the shareholders on March 12th, 2002, so that the net effect is a conversion to 700,000 shares of common stock (and voting rights).

On September 6, 2002, control of the Registrant potentially shifted to the former shareholders of Iris Broadband, Inc., a corporation organized and existing under and pursuant to the laws of the Louisiana (hereinafter referred to as "Iris"). On that date, the shareholders of Iris received the number of shares of Registrant's Series B Preferred Stock as shown in Table 2. The Series B Preferred Stock is identical to the Series A Preferred Stock except for the date as of which said stock can be converted to Common Stock of Registrant and the holding period for conversion. Said date is March 6, 2003, six months as and from the date of its issuance.

On September 6, 2002, shares of Series B Preferred Stock were issued to the following named persons, each such person being both the beneficial and record owner of said shares. Total Common Stock outstanding at the effective date of the merger was unchanged at 6,065,209 shares. Total voting rights of Series
A Preferred Stock is unchanged at 700,000. Total voting rights of Series B Preferred Stock is 7,000,000. Grand total voting rights at the effective date of the merger is 13,765,209.



Table 2.  Control of Registrant on September 6, 2002

			Number of Shares  Number of Voting Rights           Percentage of
Name			Of Common Stock	  of Series B Preferred Stock (4)   Total Voting Rights

Gary S. O'Neal (1)	        none		2,600,000			18.9%
Edward E. Reynolds (2)	        none		1,830,000			13.3%
Michael T. Landers (3)	        10,000		2,085,000			15.2%
Richard J. Schluter	        none		165,000			         1.2%
ChristopherL. Courtright	none		50,000				  .4%
Lynn S. Yeldell                 none		50,000				  .4%
Nicholas A. Robins	        none         	165,000				 1.2%
Thomas W. Wilson                none		55,000				  .4%

Total			       10,000		7,000,000			51.0%

(1) Does not include 2,000,000 shares of common stock which Mr. O'Neal may acquire should he exercise certain options granted to him, covering said number of shares.

(2) Does not include 1,700,000 shares of common stock which Mr. Reynolds may acquire should he exercise certain options granted to him covering said number of shares.

(3) Does not include 2,000,000 shares of common stock which Mr. Landers may acquire should he exercise certain options granted to him covering said number of shares.

(4) There are 70,000 shares of Series B Preferred Stock outstanding. One Preferred Series B share converts to 100 shares of common stock, so that the net effect is a conversion to 7,000,000 shares of common stock (and voting rights).

The shares of Series B Preferred Stock of Registrant were issued pursuant to a Plan and Agreement of Reorganization by Exchange of Voting Stock of Registrant and Iris dated August 15, 2002 (hereinafter referred to as the "Plan and Agreement"), with a Closing Date of September 6, 2002. Pursuant to the Plan and Agreement Iris became a wholly-owned subsidiary of Registrant.

Each of the recipients of the shares of Series B Preferred Stock surrendered and delivered to Registrant all of the stock of Iris which each such person owned. There follows a table showing the number of shares of Iris surrendered and the number of shares of Registrant's Series B Preferred Stock received in consideration of the stock of Iris which was surrendered. This was the only consideration given by the recipients of the shares of Series B Preferred Stock.

Table 3.  Iris Shares Surrendered and Registrant Shares Issued

       						    Number of Shares of Registrant's Series B
Name			Number of Shares of Iris		Preferred Issued
Gary S. O'Neal			2,600,000				26,000
Edward E. Reynolds		1,830,000				18,300
Michael T. Landers		2,085,000				20,850
Richard J. Schluter		165,000				        1,650
Christopher L. Courtright       50,000			                500
Lynn S. Yeldell		     	50,000				        500
Nicholas A. Robins	   	165,000			                1,650
Thomas W. Wilson		55,000				        550

Total				7,000,000				70,000

A copy of the Plan and Agreement is appended to Registrant's Annual Report for the fiscal year ended March 31, 2002, filed with the Commission on August 14, 2002 and referred to herein as the Form 10.

As is disclosed in the Form 10, in contemplation of the consummation of the Plan and Agreement certain officers of Registrant resigned their offices and were replaced by persons who had been officers of Iris. The new officers of Registrant all became directors of Registrant.

Ownership of the outstanding stock of Registrant, as of the consummation of the Plan and Agreement by officers and directors of Registrant, giving effect to the conversion of both series of Preferred Stock is as follows:

Table 4.  Ownership by Executive Officers and Directors

Name and Office		         Number of Voting Rights	Percentage of Voting Rights

Gary S. O'Neal			      2,600,000			        18.9%
(President and Chief Executive
Officer and Director)
Michael Landers 	   	      2,095,000			        15.2%
(Vice President, Finance and
Treasurer and Director)
Daniel Thornton			      212,500			        1.5%
(Vice President, Business
Development and Secretary
and Director)
Blair Merriam			      2,119,000			        15.4%
(Director)
William Livingston		      50,000			          .4%
(Director)
Dennis Schlagel			      1,870,000			        13.6%
(Director)

All Current Executive Officers
And Directors as a Group	      8,946,500			        65.0%

Total voting rights of all officers and directors expressed as a percentage of all stock issued and outstanding and giving effect to the conversion rights as to all shares of Preferred Stock, regardless of series, is sixty five percent (65.0%).

Item 2.	Acquisition of Assets

On September 6, 2002, Registrant acquired all of the outstanding stock of Iris and thus acquired the business of Iris.

Registrant intends to become a full-service managed security services company and a secure Internal Protocol ("IP") network provider. Registrant provides its products and services to its customers (carriers, other IP-based service providers, systems integrators, business enterprises) on a turnkey or per-requirement basis. Registrant, pursuant to the acquisition of Iris, develops custom solutions for securing virtual private networks, email/document security management, digital rights management, content delivery networks, IP-based video products suite and others requiring IP based network security solutions. Registrant develops and deploys these integrated solutions on a secure Tier 1 Backbone Network and provides integrated access to Tier 2 - 4 and rural access to cover 85% of the United States and 115 countries. Registrant provides desktop-to-desktop managed security network solutions and other policy-based services.

Iris' business will continue along these same lines following Iris' becoming a wholly-owned subsidiary of Registrant. Iris provides IP-based products and services with emphasis on Internet and data security. Iris is developing and deploying an integrated broadband network utilizing wireless technology as well as fiber optic infrastructure. Wireless network development is concentrated initially in the Southeastern United States, particularly in
Tier 2 - 4 cities and rural areas.   Iris has executed a joint venture
agreement to implement a wireless network in Alexandria, Louisiana. The network is in place and services are now being offered. Expansion to other cities is expected to occur as quickly as capital can be secured. No assurance can be given that such capital can be secured on terms acceptable
to Iris and Registrant, or upon any terms.   There is no timetable at this
time as to when these services will be activated.

Services can also be provided in major metropolitan areas of Denver, Houston, Dallas, Atlanta, Miami, Austin, Orlando, Tampa and New Orleans via DSL and fiber optic networks with which Iris has contracted for access and transport services.

Services offered by Iris include:

* IP Virtual Private Networks (VPN) set-up
* ATM/Frame Relay Virtual Private Networks set-up
A VPN is a means of augmenting a shared network on a secure basis through "encryption" or "tunneling." Such a shared network could be an IP network such as X.25, or the Internet, or an Intranet, or an ATM or Frame Relay network. Tunneling involves encapsulation of that encrypted data inside IP or ATM packets or frame relay frames. Additional security is provided through firewalls at the user sites and, perhaps, in the carrier network. (Source: Newton's Telecom Dictionary, p. 858, Miller Freeman, Inc.,
February 1999)
* IP Video Services utilizing advance video software compression, including -Surveillance
	-Point-to-point and Point-to-multipoint videoconferencing
-Streaming media
-Video kiosks
Video surveillance utilizing a wireless Local Area Network (LAN) or Wide Area Network (WAN) and software licensed to Iris is very simple to setup, monitor and change as desired. Changing camera locations is easy because there is no fixed wiring to move or install. The wireless infrastructure provides complete mobility within the umbrella of the wireless coverage area. Indoor and outdoor applications are established with ease, ranging from a one camera, one room set-up to up to 16 cameras in a large outdoor area.
* Secure e-mail setup and maintenance
* VPN monitoring and maintenance

Most companies in the Internet and data security sector provide only the product or service to the customer and leave network interconnection problems to the customer. Iris recognizes that without the network or interconnection to a customer, a security service is ultimately of little or no use. Development of wireless networks in particular provides a cost effective, high bandwidth solution to reaching businesses in smaller cities that would otherwise not have cost-effective choices for high speed Internet access. Services requiring high bandwidth connections would become useful to businesses that would be unavailable or impractical on dial-up connections. The ability to integrate network access and delivery with an array of complementary products and services allows Iris to provide a less confusing, more convenient and efficient service to customers while expanding its target customer base beyond that of companies without network interconnection capability.

The business of Iris is the sum total of the assets acquired by Registrant.

There is appended hereto an unaudited financial statement of Iris, dated June 30, 2002. All assets reflected on the Balance Sheet of Iris in existence as at September 6, 2002 were acquired by Registrant upon acquisition of all of the outstanding stock of Iris.

SIGNATURE

In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.

Federal Security Protection Services, Inc.

Date:	September 19, 2002			/ s/  Gary S. O'Neal
						Gary S. O'Neal, President and Chief Executive Officer

                                         APPENDIX
                       UNAUDITED FINANCIAL STATEMENT OF IRIS BROADBAND, INC.
                                    AS OF JUNE 30, 2002


The accompanying balance sheet of Iris Broadband, Inc. was compiled as of June 30, 2002, and the related statements of income for the six months then ended in accordance with Statements on Standards for Accounting and Review Services by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statement, information that is the representation of management. Management has elected to omit substantially all of the disclosures and the statements of retained earnings and cash flows required by generally accepted accounting principles. If the omitted disclosures and the statements of retained earnings and cash flows were included in the financial statements, they might influence the user "conclusions about the company", financial position, results of operations and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.


                                   IRIS BROADBAND, INC.
                                  FKA Pangaea.Tel, Inc.

                                      BALANCE SHEET

                                   As of June 30, 2002


							June 30, 2002
ASSETS
  Current Assets
    Cash				                     30,362
    Accounts Receivable					     42,648
    Other Current Assets				  1,005,507

  Total Current Assets					  1,078,517


  Fixed Assets - net of depreciation			     51,984
  Other Assets						     26,025


TOTAL ASSETS						  1,156,526


LIABILITIES AND EQUITY
  Liabilities
    Current Liabilities
    Accounts Payable					    139,341
    Other Current Liabilities				    687,355
    Income Taxes Payable				     61,227

    Total Current Liabilities				    887,923


  Long Term Liabilities					     18,331


  Total Liabilities				            906,254


  Equity
    Common Stock					    10,000
    Opening Balance Equity				    23,454
    Retained Earnings					   157,895
    Net Income						    58,923

    Total Equity					   250,272


TOTAL LIABILITIES AND EQUITY			         1,156,526



                                     IRIS BROADBAND, INC.
                                    FKA Pangaea.Tel, Inc.
                                       Profit and Loss
                              January 2002 through June 30, 2002



						Jan. - June 30, 2002
INCOME
  Ordinary Income					147,682

    Cost of Goods Sold					  2,667

Gross Profit						145,015

EXPENSE

  Operating Expense				  	 86,092

NET INCOME						 58,923